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                                                                  EXHIBIT 23(C)



                              ACCOUNTANTS' CONSENT


The Board of Directors
First American Bank of Indian River County:


We consent to the use of our reports included herein (Form S-4 of SouthTrust Corporation) and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.




                                          /s/ KPMG PEAT MARWICK LLP



West Palm Beach, Florida
November 2, 1998